UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2008

Commission file number: 0-51438
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RESIDENTIAL CAPITAL, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-1770738 (I.R.S. Employer Identification No.)

One Meridian Crossings
Minneapolis, Minnesota
55423
(Address of principal executive offices)
(Zip Code)

(952) 857-8700
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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Item 7.01 Regulation FD Disclosure

The information attached as Exhibit 99.1 hereto is incorporated herein by reference.

Item 8.01 Other Events

GMAC LLC ("GMAC") Private Exchange Offer for GMAC and Residential Capital, LLC ("ResCap") Debt

On November 20, 2008, GMAC announced that it commenced separate private exchange offers and cash tender offers to purchase and/or exchange certain of its and its subsidiaries’ (the “GMAC offers”) and ResCap's (the “ResCap offers”) outstanding notes held by eligible holders for cash, newly issued notes of GMAC and, in the case of the GMAC offers only, preferred stock of a wholly owned GMAC subsidiary, upon the terms and subject to the conditions set forth in the applicable confidential offering memoranda, each dated November 20, 2008 (the “offering memoranda”), and the related letters of transmittal. For additional information, please refer to the press release of GMAC LLC attached as Exhibit 99.2 hereto which is incorporated herein by reference.

GMAC Support of ResCap

GMAC and ResCap have agreed to the following additional transactions intended to improve ResCap’s liquidity and support its capital structure. The GMAC Board of Directors, or, in the case of the ResMor transaction described below, General Motors Corporation and FIM Holdings LLC, have approved additional transactions with a combined value of up to $500 million intended to improve ResCap’s liquidity and support its capital structure. Such transactions include:

o GMAC will enter into an agreement to purchase from certain Canadian subsidiaries of ResCap (the “ResMor sellers”) all of the outstanding equity interests of ResMor Trust Company (“ResMor”), a Canadian federally incorporated trust company and an indirect wholly owned subsidiary of ResCap that engages in the residential mortgage finance business. Simultaneously with, and as a condition to, the execution and delivery of the purchase agreement, GMAC Residential Funding of Canada, Limited, one of the ResMor sellers, as borrower, will enter into a Loan Agreement and a Pledge and Security Agreement with GMAC in an amount equal to the purchase price of ResMor. The total purchase price for the ResMor acquisition and the amount of the loan is expected to be approximately CDN$82 million. The purchase will include the cash and short-term deposits on ResMor’s balance sheet, which, as of October 31, 2008, totaled CDN$358 million.

o GMAC has agreed to provide certain subsidiaries of ResCap with a new senior revolving loan facility. The final terms and size of the facility are yet to be determined.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description of Exhibit
99.1	Supplemental Information
99.2	GMAC press release dated November 20, 2008, incorporated herein by reference to Exhibit 99.2 filed with GMAC LLC’s Current Report on Form 8-K filed with the SEC on November 20, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2008	RESIDENTIAL CAPITAL, LLC (Registrant) /s/ James N. Young James N. Young Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Supplemental Information
99.2	GMAC press release dated November 20, 2008, incorporated herein by reference to Exhibit 99.2 filed with GMAC LLC’s Current Report on Form 8-K filed with the SEC on November 20, 2008